Exhibit 10.13

AMENDMENT NO. 1 TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 to the Amended and Restated Registration Rights Agreement (this “Amendment”) is dated October 11, 2016 and amends that certain Amended and Restated Registration Rights Agreement, dated as of July 20, 2016, by and among Limbach Holdings, Inc. (f/k/a 1347 Capital Corp.) (the “Company”) and the Investors (as defined in the Agreement) party thereto (the “Agreement”).

WHEREAS, pursuant to the Agreement, the Investors (as defined in the Agreement) are entitled to certain registration rights;

WHEREAS, Section 3.1 of the Agreement provides that, subject to certain conditions, holders of a majority of the Registrable Securities (as defined in the Agreement) then outstanding (the “Requisite Holders”) may amend the Agreement;

WHEREAS, the undersigned Requisite Holders desire to amend the Agreement to (i) extend the deadline by which the Company must file the Resale Shelf Registration Statement (as defined in the Agreement), (ii) extend the deadline by which the Resale Shelf Registration Statement must be declared effective by the Commission (as defined in the Agreement) and (iii) permit the transfer and assignment of the rights granted to a Holder (as defined in the Agreement) to a Holder’s members or stockholders.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree:

1.          Definitions. All capitalized terms used in this Amendment but not otherwise defined herein are given the meanings set forth in the Agreement.

2.          Amendments. The Agreement is hereby amended as follows:

a.           Section 1.1 is hereby amended by inserting the following after clause (gg) and renumbering the subsequent clauses accordingly: (hh) “Outside Date” has the meaning set forth in Section 2.11.

b.           Section 2.1(a)(i) of the Agreement is hereby amended by replacing “thirty (30) days” in the first sentence with “ninety (90) days”.

c.           Section 2.10 of the Agreement is hereby amended by replacing clause (i) therein with “(i) an Affiliate, stockholder or member of such Holder”.

d.           Section 2.11 of the Agreement is hereby amended by (i) replacing “ninety (90) days after the Closing” in the first sentence with “seventy-five (75) days after the filing of the Resale Shelf Registration Statement with the Commission (the “Outside Date”)” and (ii) replacing each reference to “90th day” in the first sentence with “Outside Date”.

3.          Nature of Agreement; No Other Amendments. The parties hereby acknowledge and agree that this Amendment constitutes an amendment to the Agreement in accordance with Section 3.1 thereof. Except as specifically amended by this Amendment, all other terms and provisions of the Agreement shall remain in full force and effect. Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.

4.          Section Headings. The section headings of this Amendment are for reference purposes only and are to be given no effect in the construction or interpretation of this Amendment.

5.          Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, ..pdf or other electronic means shall be effective as delivery of a manually executed counterpart to the Amendment.

6.          Governing Law. This Amendment shall be governed by, and construed in accordance with the Laws of the State of Delaware without regard to the conflicts of Law principles thereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

Limbach Holdings, Inc.

By:	/s/ John T. Jordan, Jr.
Name: John T. Jordan, Jr.
Title: EVP/CFO

1347 Investors LLC

By:	/s/ Hassan R. Baqar
Name: Hassan R. Baqar
Title: President

FdG HVAC LLC

By:	/s/ David S. Gellman
Name: David S. Gellman
Title: Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Registration Rights Agreement]